SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

THE COOPER COMPANIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important THE Notice of COOPER Availability of Proxy COMPANIES, Materials for the Stockholder INC Meeting . of To Be Held On: March 17, 2021 at 8:00 a.m., (P.D.T.), at the offices of The Cooper Companies, Inc., 6101 Bollinger Canyon Road, Suite 500, San Ramon, CA 94583
COMPANY NUMBER
JOHN SMITH
1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 3/3/2021.
Please visit investor.coopercos.com/financial-information, where the following materials are available for view:
• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K
TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.
PLEASE NOTE THAT YOU CANNOT USE THIS NOTICE TO VOTE BY MAIL.
of such substitute nominee(s) for directors as such proxies may select 2. Ratification of the appointment of KPMG LLP as the independent registered public in the event that any nominee(s) named herein become unable to serve, accounting firm for The Cooper Companies, Inc. for the fiscal year ending October 31, 2021; and on such other matters as may properly come before the meeting or 3. An advisory vote on the compensation of our named executive officers as presented in the any adjournments or postponements thereof. Proxy Statement; and
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEMS 1 4. Transact any other business that may properly come up before the meeting or any continuations, THRU 3. adjournments or postponements thereof.
1. ELECTION OF SEVEN DIRECTORS.
Colleen E. Jay William A. Kozy Jody S. Lindell Teresa S. Madden Gary S. Petersmeyer Robert S. Weiss Albert G. White III

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. March 17, 2021
Meeting Information
THE COOPER COMPANIES, INC. Meeting Type: Annual <mtgtype> Meeting
For holders as of: January <recdate> 21, 2021
Date: March 17, 2021 Time: 8:00 <mtgtime> AM PDT
Location: CooperCompanies 6101 Bolllinger Canyon Road Suite 500 San Ramon, CA 94583
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
R1.0.0.148 We encourage you to access and review all of the important information contained in the proxy materials before voting.
_ 1
See the reverse side of this notice to obtain 0000478928 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow ï§(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ï§(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 03, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowï§ available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000478928_2R1.0.0.148

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Colleen E. Jay 1B William A. Kozy 1C Jody S. Lindell 1D Teresa S. Madden 1E Gary S. Petersmeyer 1F Robert S. Weiss 1G Albert G. White III The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for The Cooper Companies, Inc. for the fiscal year ending October 31, 2021; 0000478928_3 R1.0.0.148

Voting items Continued 3 An advisory vote on the compensation of our named executive officers as presented in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions 0000478928_4 R1.0.0.148